                                                                  EXHIBIT 10(15)


                              AMENDMENT NUMBER ONE
                         TO LOAN AND SECURITY AGREEMENT


                  This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of October 3, 2001, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Agent"), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, as Agent for the Lenders (as defined herein), and as a Lender, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders", and together with Agent, as the "Lender Group"), and THE HOTEL GROUP, INC., a Kansas corporation ("Borrower"), and SHOLODGE, INC., a Tennessee corporation ("Holdings"), with its chief executive office located at 130 Maple Drive North, Hendersonville, TN 37075, with reference to the following:

                  WHEREAS, Borrower and Holdings previously entered into that certain Loan and Security Agreement, dated as of August 27, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrower and Holdings;

                  WHEREAS, Borrower and Holdings have requested that Agent and the Lenders amend the Loan Agreement;

                  WHEREAS, subject to the terms and conditions set forth herein, Agent and the Lenders are willing to so amend the Loan Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         2.       Amendments To The Loan Agreement.

                           (a) Section 1.1 of the Loan Agreement hereby is amended as follows:

                           (i) The definition of "Additional Pledged Notes" hereby is amended and restated in its entirety to read as follows:

                           "Additional Pledged Notes" means the notes, itemized
                  on Schedule A-1, pledged by an Obligor in support of the increase in the Maximum Facility


                                    5.20 - 1

                  Amount above $30,000,000 as a result of an increase in the Maximum Revolver Amount above $20,000,000, and such term shall also include notes pledged by an Obligor pursuant to Section 4.5.

                           (ii) The definition of "Applicable NOI Multiple" is hereby amended and restated in its entirety to read as follows:

                           "Applicable NOI Multiple" means the following stated
                  NOI numbers set forth below under the heading "NOI Multiple" with respect to the specified levels of Subordinated Indebtedness set forth below:

----------------------------------------------------------------
  Amount of Subordinated Indebtedness              NOI Multiple
----------------------------------------------------------------
>$50,000,000                                             5.0
----------------------------------------------------------------
>$30,000,000 and <$50,000,000                            4.0
                 -
----------------------------------------------------------------
<$30,000,000                                             3.0
-
----------------------------------------------------------------

                           (iii) The definition of "Applicable Prepayment Premium" hereby is deleted in its entirety.

                           (iv) The definition of "Baseline NOI" hereby is amended and restated in its entirety to read as follows:

                           "Baseline NOI" means (i) from the Closing Date to the
                  Maximum Facility Amount Availability Date, the NOI attributable to the Underlying Real Property Collateral which secures the Pledged Notes, (ii) after the Maximum Facility Amount Availability Date, the NOI attributable to the Underlying Real Property Collateral which secures the Pledged Notes and the Additional Pledged Notes, all as set forth on Schedule A-1, and (iii) from time to time, the NOI attributable to additional parcels of Real Property Collateral added by amendment to Schedule A-1 as set forth in this Agreement.

                           (v) The definition of "Jonesboro Property" hereby is deleted in its entirety.

                           (vi) The definition of "Maximum Revolver Amount" hereby is amended and restated in its entirety to read as follows:

                           "Maximum Revolver Amount" means $20,000,000 or such
                  larger amount as may be approved from time to time by the Lender Group (it being understood that there is currently no present agreement to approve or consider any such larger amount).


                                    5.20 - 2

                           (vii) The definition of "Maximum Facility Amount Availability Date" hereby is amended and restated in its entirety to read as follows:

                           "Maximum Facility Amount Availability Date" means
                  that date upon which all of the conditions precedent as set forth in Section 3.2 to the Lenders' commitment to increase the Maximum Facility Amount above $30,000,000 as a result of an increase in the Maximum Revolver Amount above $20,000,000 have been either satisfied or waived by the Lender Group.

                           (viii) The definition of "Real Property Collateral" hereby is amended and restated in its entirety to read as follows:

                           "Real Property Collateral" means the Real Property
                  owned in fee by an Obligor identified on Schedule A-1, as the same may be amended or modified from time to time to reflect the provision of additional Real Property Collateral to secure the Obligations as set forth in Section 2.1(c), 3.9 or 4.5."

                           (ix) The definition of "Total Maximum Commitment Amount" hereby is amended and restated in its entirety to read as follows:

                           "Total Maximum Commitment Amount" means, for each
                  Lender, the Dollar amount of the obligation of such Lender to make Advances and to make its portion of the Term Loan, as such amount is set forth opposite the name of such Lender under the caption Total Maximum Commitment on Schedule C-1, in an aggregate amount of $30,000,000.

                           (x) The definition of "Unencumbered Asset Value" hereby is amended by deleting from the parenthetical appearing in subsection (v) of such definition the language ", such as Murfreesboro and Jackson, which until they are directly secured by real property".

                           (xi) The following definitions hereby are added in alphabetical order:

                           "Aggregate NOI" shall have the meaning set forth in
                  the definition "Go-forward Reserve".

                           "Average Quarterly NOI Decline" shall mean the
                  quotient obtained by dividing (a) the result of (i) the quotient obtained by dividing (A) the result of (x) the Aggregate NOI for the immediately preceding four quarters (the "Most Recent NOI") subtracted from (y) the Aggregate NOI for the equivalent four quarter period for the immediately preceding year (the "Previous NOI") by (B) the Previous NOI multiplied by (ii) the Most Recent NOI by (b) 4.


                                    5.20 - 3

                           "Go-forward Reserve" shall mean the reserve against
                  the Borrowing Base to be established at such time as the Interim Reserve is terminated following the delivery to the Agent of the collateral reporting set forth in Section 6.2(e) for the period ending December 31, 2001. Such reserve shall be in an amount equal to the greater of (a) the product of 5 times the result of (i) the actual total NOI generated by the Real Property Collateral and the Underlying Real Property Collateral securing repayment of Eligible Notes (the "Aggregate NOI") for the immediately preceding four quarters subtracted from (ii) the Aggregate NOI for the four quarters ended the immediately preceding quarter prior to the last quarter in the period set forth in (a)(i) above or (b) the product of 5 times the Average Quarterly NOI Decline. Schedule
                  1.1 sets forth an example of the calculation of the Go-forward Reserve.

                           "Interim Reserve" shall mean the reserve against the
                  Borrowing Base established pursuant to Section 2.1(b) by the Agent for the period commencing on October 3, 2001 and ending on the date that the collateral reporting set forth in Section 6.2(e) for the period ending December 31, 2001 has been delivered to the Agent. Such reserve shall be in an amount equal to the Aggregate NOI for the twelve months ending August 31, 2001. Section 1.1 sets forth an example of the calculation of the Interim Reserve.

                           (b)      Section 2.1(b) hereby is amended and
restated in its entirety to read as follows:

                  "Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including without limitation, the Go-Forward Reserve, the Interim Reserve, and reserves with respect to (i) sums that the Obligors are required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and have failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by the Obligors to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the reasonable determination of Lender (from the perspective of an asset-based lender), would be likely to have a priority superior to the Liens of Agent, for the benefit of the Lender Group (such as landlord liens, ad valorem taxes, or sales taxes where given priority under applicable law) in and to such item of the Collateral. Agent shall notify Borrower in writing as soon as is practicable following the establishment of any such reserve or any change in the amount thereof, which notice shall set forth in reasonable detail the amount of such reserve and the reason for the establishment thereof (provided that no such notification shall be required for the Go-forward Reserve or the Interim Reserve)."

                           (c)      Section 2.6(a) hereby is amended by:

                           (i) deleting from clause (i) thereof the number "0.50" and inserting "2.50" in lieu thereof; and


                                    5.20 - 4

                           (ii) deleting from clause (ii) thereof the number "0.50" and inserting "1.00" in lieu thereof.

                           (d)      Section 2.11(d) hereby is amended by
deleting the dollar amount "$1,500" and inserting "$3,500" in lieu therof.

                           (e)      Section 3.2 hereby is amended and restated
in its entirety to read as follows:

                           "3.2 Conditions Precedent to inclusion of the
                  Additional Pledged Notes in the Borrowing Base and the Making of Loans on or after the Maximum Facility Amount Availability Date. The following shall be conditions precedent to the inclusion of the Additional Pledged Notes as set forth on Schedule A-1 in the calculation of the Borrowing Base and the making of Advances on or after the Maximum Facility Amount Availability Date:

                           (a) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

                           (i)      the Additional Pledged Notes;

                           (ii)     the Additional Pledged Deeds of Trust;

                           (iii)    the Additional Pledged Note Endorsements;

                           (iv)     the Additional Pledged Deed of Trust
                  Assignments;

                           (v)      the Additional Pledged Title Policies;

                           (vi)     the Additional Pledged Title Policy
                  Assignment Endorsements;

                           (vii)    the Additional Pledged Note Obligor
                  Notifications;

                           (viii)   the FF&E Bank Notification Letters; and

                           (ix)     the Additional Pledged Note Estoppels;

                           (b) Agent shall have received real estate appraisals, in form and substance, and from real estate appraisers, satisfactory to Agent in its Permitted Discretion with respect to each parcel of Underlying Real Property Collateral encumbered by an Additional Pledged Deed of Trust;

                           (c) Agent shall have received title reports and title insurance policies, in form and substance, and from title companies, satisfactory to


                                    5.20 - 5

                  Agent in its Permitted Discretion with respect to each additional parcel of Underlying Real Property Collateral;

                           (d) Agent shall have received an opinion of Obligors' counsel in form and substance satisfactory to Agent in its Permitted Discretion;

                           (e)      Agent shall have received a Phase I
                  environmental report with respect to each parcel of Underlying Real Property Collateral encumbered by an Additional Pledged Deed of Trust, the environmental consultants retained for such reports, the scope of the reports, and the results of the reports shall be satisfactory to Agent, in its Permitted Discretion;

                           (f)      Agent shall have received, to its
                  satisfaction, in its Permitted Discretion, an assignment for the benefit of the Lenders of the FF&E Reserves maintained by each Mortgagor of each parcel of Underlying Real Property Collateral which is subject to an Additional Pledged Deed of Trust;

                           (g) Agent shall have completed its business, legal, and collateral due diligence, including, but not limited to, (i) a collateral audit and review of each Obligor's books and records and verification of each Obligor's representations and warranties to the Lender Group, the results of which shall be satisfactory to each Lender in each Lender's Permitted Discretion, and (ii) a review of the financial and business performance of each Shoney's Inn operated on the Underlying Real Property Collateral securing the Additional Pledged Notes and the determination of the Baseline NOI, the results of which shall be reasonably satisfactory to each Lender in each Lender's Permitted Discretion;

                           (h)      Agent shall have syndicated to its
                  satisfaction the increase in Commitments from the Interim Facility Amount to the Maximum Facility Amount and, to the extent necessary to reach the Total Maximum Commitment, Joining Lenders, as defined in the Joinder Agreement, shall have been admitted to the credit facility as provided in
                  Section 14.3;

                           (i)      Agent shall have determined, to its
                  satisfaction in its Permitted Discretion, the right of Agent, on behalf of the Lender Group, to change the flag under which the lodging operations are conducted on the Real Estate Collateral in the event Agent enters into possession and control thereof as a result of the exercise of remedies with respect to a Mortgage upon default by an Obligor, or the Additional Pledged Notes or the Additional Pledged Deeds of Trust upon default by a Mortgagor;

                           (j) Agent shall have received such estoppel letters from the purchasers of the Underlying Real Property Collateral securing repayment of the Additional Pledged Notes, with respect to the status of the


                                    5.20 - 6

                  Additional Pledged Notes as of the Maximum Facility Amount Availability Date as Agent shall require in its Permitted Discretion; and

                           (k) Agent shall have determined, to Agent's satisfaction in its Permitted Discretion, that the Additional Pledged Notes are cross-collateralized and cross-defaulted each to each other and to each Pledged Note;

                           (l) Obligors shall have utilized their best efforts to obtain for the benefit of the Lender Group estoppel letters, in form and substance satisfactory to the Agent in its Permitted Discretion, from each ground lessor with respect to the Underlying Real Property Collateral securing repayment of the Additional Pledged Notes, if any, stating that the ground lease is in full force and effect, that the ground lessor agrees to send copies of any notices of default sent to the ground lessee also to Agent, and that the Agent has the right to cure any such default applicable to a mortgagee under the applicable ground lease;

                           (m) Agent and ShoLodge Franchise shall have entered into an agreement, in form and substance acceptable to Agent in its Permitted Discretion, whereby ShoLodge Franchise agrees to (i) provide to Agent, at such time as any notice is sent to the Mortgagor/licensee, a copy of any notices sent to the Mortgagor/licensee under the applicable license agreement for the use of the Shoney's Inn marks with respect to lodging operations on the Underlying Real Property Collateral securing repayment of the Additional Pledged Notes, and to permit Agent to cure any default by the Mortgagor/licensee under the applicable license agreement within the time periods provided in the license agreement, and (ii) to license to Agent the use of the Shoney's Inn marks, upon the same terms and conditions set forth in the applicable license agreement, in the event that the Agent comes into possession of any such Underlying Real Property Collateral; and

                           (n) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent in its Permitted Discretion."

                           (f)      Section 3.6 hereby is amended by deleting
the first sentence thereof and inserting the following in lieu thereof: "This Agreement shall become effective upon the execution and delivery hereof by Obligors and the Lender Group and shall continue in full force and effect for a term ending on September 30, 2004 (the "Maturity Date").

                           (g)      Section 3.8 hereby is amended by:

                           (i) deleting from the initial sentence thereof the words "together with the Applicable Prepayment Premium" and


                                    5.20 - 7
                                    inserting the words "without premium or
                                    penalty" in lieu thereof;

                           (ii) deleting the second sentence thereof in its entirety; and

                           (iii) deleting the last three sentences thereof in their entirety. .

                           (h)      Section 3.9 hereby is amended and restated
in its entirety to read as follows:

                           "3.9     Note Default and Remedies.

                           (a) Upon the occurrence of a default under one or more of the Notes and/or the instruments securing the indebtedness evidenced thereby, the Obligors shall have the right, in their discretion, to take such action as is deemed appropriate to collect the Indebtedness evidenced by such Notes, including, without limitation, the exercise of all remedies under the instruments securing the indebtedness evidenced by such Notes. All proceeds received from the exercise of such remedies shall be Collections governed by the provisions of Section 2.7. Notwithstanding anything to the contrary contained in this Agreement, the Obligors shall have 5 days to cure any Overadvance created by such a default, in accordance with Section 2.5.

                           (b) If an Obligor, directly or indirectly, acquires the Underlying Real Property Collateral securing repayment of a Note following the exercise of its remedies as set forth in subsection 3.9(a), or by reason of a deed in lieu of such exercise of remedies, Obligors may, for a period of 10 days following such acquisition, pledge the Underlying Real Property Collateral which previously secured repayment of such Note (which shall then be Real Property Collateral hereunder). Such additional Real Property Collateral may be added to the Collateral securing the Obligations through an amendment to this Agreement and as set forth in Section 4.5. Thereafter, such Real Property Collateral shall be included in the determintion of the Borrowing Base and the NOI from such Real Property Collateral shall be included in the NOI for Real Estate Collateral."

                           (i)      Section 4.4 hereby is amended by:

                           (i) deleting from the next to last sentence thereof the language "(iii) the Obligors shall maintain the released Note free and clear of all Liens or other encumbrances, and (iv)" and inserting the language "and
                                    (iii)" in lieu thereof; and

                           (ii) deleting the last sentence thereof in its entirety and inserting in lieu thereof the following:

                                    "Any Note so released from being considered
                                    Collateral shall, however, be included in the calculation of Unencumbered Asset


                                    5.20 - 8

                                    Value provided such Note is free and clear of Liens or other encumbrances."

                           (j)      Section 4.5 hereby is amended by inserting
between the words "any time" and "and from time to time" the words "in accordance with Section 2.1(c) or Section 3.9".

                           (k)      Section 6.2(e) hereby is amended and
restated in its entirety as follows:

                           "(e)     on a monthly basis and within 50 days of the
end of the month,

                           (i) a calculation of the NOI, on the basis of the immediately preceding twelve months, derived by the respective Mortgagor from the hotel operations for each parcel of Underlying Real Property Collateral, and by Holdings or Borrower, as the case may be, with respect to any parcel of Real Property Collateral; and

                           (ii) an analysis, accompanied by appropriate calculations and discussion, as required by Agent in its Permitted Discretion, of the occupancy rate, average daily room rate, and revenue per available room derived by the respective Mortgagor from the hotel operations for each parcel of Underlying Real Property Collateral, and by Holdings or Borrower, as the case may be, with respect to any parcel of Real Property Collateral."

                           (l)      Section 7.20 hereby is amended by:

                           (i)      deleting from the first sentence of
                                    subparagraph (b) thereof the dollar amount
                                    "$100,000,000" and inserting "$90,000,000"
                                    in lieu thereof; and

                           (ii)     deleting the second sentence of subparagraph
                                    (b) thereof in its entirety.

                           (m)      Section 14.3(a) hereby is amended by
deleting the last sentence thereof in its entirety.

                           (n)      Schedule A-1 of the Loan Agreement hereby is
deleted in its entirety and the new Schedule A-1 attached hereto shall be inserted in lieu thereof.

                           (o)      Schedule C-1 of the Loan Agreement hereby is
deleted in its entirety and the new Schedule C-1 attached hereto shall be inserted in lieu thereof.

                           (p)      Schedule 1.1 hereby is added to the Loan
Agreement.


                                    5.20 - 9

                           (q)      Schedule 5.20 of the Loan Agreement hereby
is amended by adding thereto the addendum to Schedule 5.20 attached hereto.

                           (r)      Exhibit B-1 of the Loan Agreement hereby is
amended by deleting from paragraph R thereof the language "[$46.5 MILLION]" and inserting "[$30 MILLION]" in lieu thereof.

                           (p)      Exhibit C-2 of the Loan Agreement hereby is
amended by deleting from paragraph 2(b) of Schedule 3 thereto the dollar amount "$100,000,000" and inserting "$90,000,000" in lieu thereof.

         3. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                           (a)      Agent shall have received this Amendment,
duly executed by the parties hereto, and the same shall be in full force and effect.

                           (b)      Agent shall have received a reaffirmation
and consent substantially in the form attached hereto as Exhibit A (the "Consent"), duly executed and delivered by each Guarantor.

                           (c)      The representations and warranties in this
Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

                           (d)      After giving effect to this Amendment, no
Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

                           (e)      No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Holdings, Agent or any Lender, or any of their respective Affiliates.

                           (f)      Agent shall have received an amendment fee
in the amount of $300,000, which amount Borrower and Holdings authorize Agent, for the benefit of the Lender Group, to charge to the Loan Account.

                           (g)      Borrower shall have complied with the
following with respect to each Pledged Note or Real Estate Collateral added to Schedule A-1 of the Loan Agreement pursuant to this Amendment:


                                   5.20 - 10

                           (1) Agent shall have received each of the following documents, as applicable, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

                                    (i)      the Pledged Notes;

                                    (ii)     the Pledged Deeds of Trust;

                                    (iii)    the Pledged Note Endorsements;

                                    (iv)     the Pledged Deed of Trust
                                             Assignments;

                                    (v)      the Pledged Title Policies;

                                    (vi)     the Pledged Title Policy Assignment
                                             Endorsements;

                                    (vii)    the Pledged Note Obligor
                                             Notifications; and

                                    (viii)   the Pledged Note Estoppels.

                           (2) Agent shall have received real estate appraisals, in form and substance, and from real estate appraisers, satisfactory to Agent with respect to each additional parcel of Real Estate Collateral.

                           (3) Agent shall have received title reports and title insurance policies, in form and substance, and from title companies, satisfactory to Agent with respect to each additional parcel of Underlying Real Property Collateral.

                           (4) Agent shall have received an opinion of Obligor's counsel in form and substance satisfactory to Agent in its Permitted Discretion.

                           (5) Agent shall have received such environmental reports with respect to the additional Real Estate Collateral, the environmental consultants retained for such reports, the scope of the reports, and the results of the reports shall be satisfactory to Agent, in its Permitted Discretion.

                           (6)      Agent shall have received, to its
                  satisfaction, an assignment for the benefit of Lenders of the FF&E Reserves, if any, maintained by each Mortgagor of each additional parcel of Underlying Real Property Collateral which is subject to a Pledged Deed of Trust.

                           (7)      Agent shall have determined, to its
                  satisfaction in its Permitted Discretion, the right of Agent, on behalf of the Lender Group, to change the flag under which the lodging operations are conducted on the Real Estate Collateral in the event Agent enters into possession and control thereof as a result of the exercise of remedies with respect to a Mortgage upon default by an Obligor, or the Pledged Notes or the Pledged Deeds of Trust upon default by a Mortgagor.


                                   5.20 - 11

                           (8) Agent shall have received such estoppel letters from the purchasers under the Motel Purchase Agreement, with respect to the status of any Pledged Notes as of the date of the inclusion thereof in the calculation of the Borrowing Base as Agent shall require in its Permitted Discretion.

                           (9) Agent and ShoLodge Franchise shall have entered into an agreement, in form and substance acceptable to Agent in its Permitted Discretion, whereby ShoLodge Franchise agrees to (i) provide to Agent, at such time as any notice is sent to the Mortgagor/licensee, a copy of any notices sent to the Mortgagor/licensee under the applicable license agreement for the use of the Shoney's Inn marks with respect to lodging operations on the Underlying Real Property, and to permit Agent to cure any default by the Mortgagor/licensee under the applicable license agreement within the time periods provided in the license agreement, and (ii) to license to Agent the use of the Shoney's Inn marks, upon the same terms and conditions set forth in the applicable license agreement, in the event that the Agent comes into possession of any Underlying Real Property Collateral.

         4. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to the Agent that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, and (c) this Amendment has been duly executed and delivered by it.

         5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

         6. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent. Any party delivering an executed counterpart of this Amendment or the Consent by telefacsimile also shall deliver a manually executed counterpart of this Amendment or Consent, as applicable, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment or the Consent.

         7.       Effect on Loan Documents.


                                   5.20 - 12

                  (a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                  (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         8. Further Assurances. Each of Borrower and Holdings shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Agent's security interests in the Collateral (for the benefit of the Lender Group) and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement.

         9. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.


                  [Remainder of page intentionally left blank]


                                   5.20 - 13

                  IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                           SHOLODGE, INC., a Tennessee corporation



                           By /s/ James M. Grout
                              -------------------------------------------------
                           Title:  Executive Vice President


                           THE HOTEL GROUP, INC., a Kansas corporation



                           By /s/ James M. Gout
                              -------------------------------------------------
                           Title:  Executive Vice President


                           FOOTHILL CAPITAL CORPORATION,
                           a California corporation, as Agent and as a Lender



                           By /s/ Davies Gannon
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                                   5.20 - 14